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                            JPMORGAN U.S. EQUITY FUNDS

                           JPMORGAN MID CAP VALUE FUND
                               (ALL SHARE CLASSES)

                      SUPPLEMENT DATED FEBRUARY 28, 2005
                  TO THE PROSPECTUSES DATED FEBRUARY 19, 2005



    As of the close of business on March 31, 2005, the Fund will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund except as described below:

     -- Shareholders of record as of March 31, 2005, will be able to continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary (as defined in the prospectus) and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

     -- Shareholders of record as of March 31, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

     -- Group employer retirement plans including 401(k), 403(b) and 457 plans
        (and their successor plans) offering the Fund as of March 31, 2005 may open new participant accounts in the Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund that are not funded as of March 31, 2005 may also open new participant accounts in the Fund if the Fund received notice of the group employer retirement plan's intention to offer the Fund to its participants prior to March 31, 2005; or

     -- Wrap program sponsors may open new participant accounts in the Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established arrangements with the Fund's distributor, JPMorgan Distribution Services, Inc., prior to March 31, 2005 to offer the Fund as part of a wrap program.

After March 31, 2005, if all shares of the Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If after March 31, 2005, the Fund receives a purchase order directly from an investor who does not currently have an account with the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

                       INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                       WITH THE PROSPECTUS FOR FUTURE REFERENCE





                                                                     SUP-MCV-205